                                                             Page 24 of 26 Pages

                                    EXHIBIT 1

      The undersigned agree that the foregoing Statement on Schedule 13D, dated March 24, 1997, is being filed with the Securities and Exchange Commission on behalf of each of the Yosepha Bracha Jesselson Trust, the Yaira Jesselson Trust, the Jonathan Judah Jesselson Trust, the Maya Ariel Ruth Jesselson Trust, Michael
G. Jesselson Trust, the Benjamin J. Jesselson Trust and the October 1983 Trust FBO Grandchildren.


March 24, 1997

                      YOSEPHA BRACHA JESSELSON TRUST, UIT January 10,
                      1989

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Lucy Lang
                         -------------------------------------
                         Lucy Lang
                         Trustee


                      YAIRA JESSELSON TRUST, UIT December 18, 1991

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Lucy Lang
                         -------------------------------------
                         Lucy Lang
                         Trustee


                      JONATHAN JUDAH JESSELSON TRUST, UIT June 1, 1987

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Linda Jesselson
                         -------------------------------------
                         Linda Jesselson
                         Trustee


                      MAYA ARIEL RUTH JESSELSON TRUST, UID June 30, 1993

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Linda Jesselson
                         -------------------------------------
                         Linda Jesselson
                         Trustee

                                                             Page 25 of 26 Pages


                      MICHAEL G. JESSELSON TRUST, UID December 18, 1980

                      By /s/ Erica Jesselson
                         -------------------------------------
                         Erica Jesselson
                         Trustee

                      By /s/ Lucy Lang
                         -------------------------------------
                         Lucy Lang
                         Trustee

                      By /s/ Claire Strauss
                         -------------------------------------
                         Claire Strauss
                         Trustee

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Benjamin J. Jesselson
                         -------------------------------------
                         Benjamin J. Jesselson
                         Trustee


                      BENJAMIN J. JESSELSON TRUST, UID December 18, 1980

                      By /s/ Erica Jesselson
                         -------------------------------------
                         Erica Jesselson
                         Trustee

                      By /s/ Lucy Lang
                         -------------------------------------

                         Lucy Lang
                         Trustee

                      By /s/ Claire Strauss
                         -------------------------------------
                         Claire Strauss
                         Trustee

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Benjamin J. Jesselson
                         -------------------------------------
                         Benjamin J. Jesselson
                         Trustee

                                                             Page 26 of 26 Pages


                      THE OCTOBER 1983 TRUST FBO GRANDCHILDREN

                      By /s/ Erica Jesselson
                         -------------------------------------
                         Erica Jesselson
                         Trustee

                      By /s/ Lucy Lang
                         -------------------------------------
                         Lucy Lang
                         Trustee

                      By /s/ Claire Strauss
                         -------------------------------------
                         Claire Strauss
                         Trustee

                      By /s/ Michael G. Jesselson
                         -------------------------------------
                         Michael G. Jesselson
                         Trustee

                      By /s/ Benjamin J. Jesselson
                         -------------------------------------
                         Benjamin J. Jesselson
                         Trustee